EXHIBIT 10.03

                               CUSTOMER AGREEMENT
                               ------------------


            THIS CUSTOMER AGREEMENT (this "Agreement") made as of the 31st day of December, 1997, by and among MORGAN STANLEY TANGIBLE ASSET FUND L.P., a
Delaware limited partnership (the "Customer"), MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MSIL") and MORGAN STANLEY & CO. INCORPORATED ("MS & Co.");
                             W I T N E S S E T H:
                             -------------------

            WHEREAS, Customer, MSIL and MS & Co. wish to enter into this Agreement to set forth the terms and conditions upon which MSIL will perform brokerage services with respect to Client Contracts, Contracts and Transactions for Customer through an account carried by MSIL on behalf and in the name of Customer (the "Account").

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Incorporation by Reference. The Non-Private Customer Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Agreement is or at any time becomes inconsistent with the annexed document, the terms of this Agreement shall control.

            2. Charges. Notwithstanding any provision in the Non-Private Customer Agreement to the contrary, Customer shall not be responsible to MSIL for any commission or mark-up or mark-down or fee payable for the relevant Transaction and/or any such other amounts with respect to the Account, but rather all of MSIL's commissions, fees mark-ups, mark-downs and charges shall be paid by MS & Co. and not by Customer.

            3. Standard of Liability and Indemnity.

            (a) Standard of Liability. MSIL and its affiliates (as defined below) shall not be liable to Customer, the limited partners of Customer ("Limited Partners"), or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by MSIL on behalf of Customer which MSIL determines, in good faith, to be in the best interests of Customer, unless such act, omission, conduct, or activity constituted misconduct or negligence. Without limiting the foregoing, MSIL shall have no responsibility or liability to Customer hereunder (i) in connection with the performance or non-performance by any Exchange, Clearing House and/or Broker to MSIL of its obligations in respect of any Contract or Transaction or property of Customer;
(ii) as a result of any prediction, recommendation or advice made or given by a representative of MSIL whether or not made or given at the request of Customer;
(iii) as a result of MSIL's reliance on any instructions, notices and communications that it believes to be that of an individual authorized to act on behalf of Customer; (iv) as a result of any delay in the performance or non-performance of any of MSIL's obligations hereunder directly or indirectly caused by the occurrence of any contingency beyond the control of MSIL including, but not limited to, the unscheduled closure of an Exchange or Clearing House or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, execution, and/or trading facilities or other systems, it being understood that MSIL shall be excused from performance of its obligations hereunder for such period of time as is reasonably necessary after such occurrence to remedy the effects therefrom; (v) as a result of any action taken by MSIL to comply with Market Requirements or Applicable Law; or (vi) for any acts or omissions of those neither employed nor supervised by MSIL. In no event will MSIL be liable to Customer for consequential, incidental or special damages hereunder.

            (b) Indemnification by Customer. Customer shall indemnify, defend and hold harmless MSIL and its affiliates from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission, conduct, or activity undertaken by MSIL on behalf of Customer, including, without limitation, any demands, claims or lawsuits initiated by a limited partner (or assignee thereof); provided that (i) MSIL has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of Customer, and (ii) the act, omission, conduct or activity that was the basis for such loss, liability, damage, cost or expense was not the result of misconduct or negligence. Notwithstanding the foregoing, no indemnification of MSIL or its affiliates by Customer shall be permitted for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided, with regard to such court approval, the indemnitee must apprise the court of the position of the SEC and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee and/or those other states and jurisdictions in which the plaintiffs claim that they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a limited partner in the right of Customer to which MSIL or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in the Delaware Revised Uniform Limited Partnership Act, as amended, and this Section
3. Customer shall make advances to MSIL or its affiliates hereunder only if: (i) the demand, claim, lawsuit or legal action relates to the performance of duties or services by such persons to Customer; (ii) such demand, claim, lawsuit or legal action is not initiated by a Limited Partner; and (iii) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

            (c) Indemnification by MSIL. MSIL shall indemnify, defend and hold harmless Customer and its successors or assigns from and against any losses, liabilities, damages, costs and expenses (including in connection with the defense or settlement of claims; provided MSIL has approved such settlement) incurred as a direct result of the activities of MSIL or its affiliates, provided that the act, omission, conduct, or activity giving rise to the claim for indemnification was the result of bad faith, misconduct or negligence.

            (d)  Limitation on  Indemnities.  The  indemnities  provided in this
Section 3 by Customer to MSIL and its affiliates shall be inapplicable in the event of any losses, liabilities, damages, costs or expenses arising out of, or based upon, any material breach of any agreement of MSIL contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 3 by MSIL to Customer and any of its successors and assigns shall be inapplicable in the event of any losses, liabilities, damages, costs or expenses arising out of, or based upon, any material breach of any representation, warranty or agreement of Customer contained in this Agreement to the extent caused by such event.

            (e) Definition of "Affiliate." As used in this Section 3, the term "affiliate" of MSIL shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of MSIL; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by MSIL; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, MSIL; or (iv) any officer or director of MSIL. Notwithstanding the foregoing, "affiliates" for purposes of this Section 3 shall include only those persons acting on behalf of MSIL and performing services for Customer within the scope of the authority of MSIL, as set forth in this Agreement.

            4. Termination. This Agreement may be terminated at any time by any party upon ten (10) days' prior written notice to the other parties hereto. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another futures broker.

            5. Complete Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as among the parties with respect to such matters unless in writing and signed by the party against whom enforcement is sought.

            6. Assignment. This Agreement may not be assigned by any party without the express written consent of the other parties.

            7. Amendment. This Agreement may not be amended except by the written consent of the parties and provided such amendment is consistent with Customer's Limited Partnership Agreement. 8. Notices. All notices required or desired to be delivered under this Agreement shall be sent to the following addresses:

           8. Notices. All notices required or desired to be delivered under this Agreement shall be sent to the following addressess:

               if to the Partnership:

                     MORGAN STANLEY TANGIBLE ASSET FUND L.P.
                     c/o Demeter Management Corporation
                     Two World Trade Center, 62nd Floor
                     New York, New York  10048
                     Attention: Mark J. Hawley

               if to MS & Co.:

                     MORGAN STANLEY & CO. INCORPORATED
                     One Pierrepont Plaza, 8th Floor
                     Brooklyn, New York 11201
                     Attention: Commodity Operations Manager

               if to MSIL:

                     as set forth in the Non-Private Customer Agreement.

            9. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

            10. Headings. Headings of Sections herein are for the convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                              MORGAN STANLEY TANGIBLE ASSET FUND L.P.

                              By:   Demeter Management Corporation
                                    General Partner



                              By: /s/ Mark J. Hawley
                                 ------------------------------------
                                      Mark J. Hawley
                                      President


                              MORGAN STANLEY & CO. INTERNATIONAL
                              LIMITED


                              By: /s/ Robert C. Whitehand
                                 -------------------------------------
                                      Name:  Robert C. Whitehand
                                      Title: Managing Director


                              MORGAN STANLEY & CO. INCORPORATED


                              By: /s/ Jeffrey Jennings
                                  --------------------------------------
                                      Name:  Jeffrey Jennings
                                      Title:    Principal

                         NON-PRIVATE CUSTOMER DOCUMENTS
                          (EXCHANGE-TRADED DERIVATIVES)

                                TABLE OF CONTENTS
Please read the contents of Part One before signing the Customer Signatures pages in Part Three.

                                                                       PAGE

PART ONE:        NON-PRIVATE CUSTOMER AGREEMENT                          3
                    (EXCHANGE-TRADED DERIVATIVES)

    Chapter      I     Introduction                                      3

                 II    Terms Applicable to Dealings                      6

                 III   Margin                                            8

                 IV    Material Interests                                9

                 V     Powers and Exclusions of Liability               10

                 VI    Authorisation                                    12

                 VII   General                                          13



PART TWO:        SCHEDULE                                               16



PART THREE:      CUSTOMER SIGNATURE PAGES                               19

                 Non-Private Customer Documents
                 Customers Domiciled in Luxembourg
                 Third Party Trading Authorisation
                 Certificates of Authority to Deal
                 Certificate of Trustees

                                    PART ONE
                         NON-PRIVATE CUSTOMER AGREEMENT
                          (EXCHANGE-TRADED DERIVATIVES)

Made in compliance with the Rules of The Securities and Future Authority Limited ("SFA")

THIS AGREEMENT is made as of the date specified on the first customer signature page below

BETWEEN:

   (A)   You, as the client named on the customer signature page; and

   (B) MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MSIL") AND/OR MORGAN STANLEY SECURITIES LIMITED ("MSSL") both of 25 Cabot Square, Canary Wharf, London E14 4QA. MSIL is regulated by SFA, and MSSL is regulated by SFA and a member of the London Stock Exchange.

IT IS HEREBY AGREED AS FOLLOWS:
We will treat you as a NON-PRIVATE CUSTOMER regarding all investment business regulated by the SFA which we carry on for or with you pursuant to this Agreement other than for any business referred to below under "Market Counterparties".

All investment business mentioned in Clause 2 below which we carry out with you or on your behalf as a Non-Private Customer will be carried under the terms and conditions set out below (as amended or supplemented from time to time) and the Customer Documents.

MARKET COUNTERPARTS
Theterms of this Agreement and the Customer Documents will also apply to investment business which we carry out with you or on your behalf if, in respect of such business, you are a market counterparty.

                            CHAPTER 1 - INTRODUCTION

1. INTERPRETATION
In the Customer Documents, the words and phrases below have the following meanings:-

"acting in due capacity" in relation to you means as beneficial owner or, where some other person is beneficial owner, as trustee or agent for and (in either case) with all requisite authorities from that other person;

"Applicable Law" includes without limitation

(a)   Market requirements, and

      (b)   the   rules,   regulations,   orders,   directives,   announcements,
            decisions, procedures, terms, other requirements and/or customs made, given or issued by, or published under the authority of any Regulatory Body, all as amended, supplemented or replaced from time to time;

"Approved Custodian" means such bank, financial institution or company approved by us, or any nominee company or trust corporation which is a subsidiary thereof;

"Asset" means currencies, Securities (including futures or option contracts), deposits or physical assets;

"Associated Firm" means any company in the Morgan Stanley, Dean Witter, Discover
      & Co. group of companies and, as the context requires, any other person connected with us.

"Broker" means such member of an Exchange and/or Clearing House as is instructed by us to enter, clear or settle any transaction on an Exchange;

"Charged Securities" means such Securities as

      (a) with our agreement, you (or any person for your account) by way of security have deposited with or transferred to or may hereafter deposit with or transfer to us or our agents or nominees (or with or to our or their order, account, direction or control), wholly or partly in satisfaction of a demand for Margin. We shall have sole discretion to determine the type, amount and quality of the Securities that you may deposit or transfer as Charged Securities;

(b) are or may at any time hereafter be held (in a clearance system or otherwise)

            (i) to our order by or for the account of an Approved Custodian or

            (ii) by, or to the order or, for the account of or under the control or direction of us (or our agents or nominees) and in either case which have, with our agreement, by way of security been made subject to the terms of the charge in Clause 19.2;

      "Clearing House" means any clearing house providing settlement or clearing or similar services for, or as part of, an Exchange;

      "Client Contract" means a futures or option contract between us and you which is matched by an identical Contract;

      "Client Money" means all initial and variation cash Margin, option premiums and all other sums received from or due to you pursuant to the Customer Documents which is "Client Money" within the meaning of the Client Money Regulations;

      "Client Money Regulations"  means The Financial  Services  (Dedesignation)
      Rules and Regulations (1994), The Financial Services (Client Money) (Amendment) Regulations 1996 and the related client money rules in Chapter 4 of the rules of SFA;

      "close out" means the entering into of a Contract equal and opposite to a Contract previously entered into (and each matching a Client Contract) to create a level position in relation to the Assets underlying the Contracts, or in relation to the Contracts themselves, and fix the amount of profit or loss arising from such Contracts and the corresponding Client Contracts;

      "Contract" means a futures or option contract entered into by us on an Exchange or with or through a Broker pursuant to Clause 3.2;

      "Customer Documents" means this Agreement, any notice (including but not limited to any "Notice of treatment as a Non-Private Customer" or "Notice of treatment as a Market Counterparty") and any Further Schedules (including, without limitation, confirmations, contract notes and statements) and additional documents relating directly to or indirectly to the services provided under Clause 2 below and accompanying this Agreement whether or not expressly incorporated in this Agreement and each as amended and/or supplemented from time to time;

      "Exchange" means any exchange, market or association of dealers in any part of the world on or through which investments or currencies or assets underlying, derived from or otherwise related directly or indirectly to investments or currencies are bought and sold and includes, without limitation, any automated trading system administered by an Exchange;

      "FSA" means the Financial Services Act 1986 of the United Kingdom;

      "Further Schedule" means any further schedule or notice issued by us to you after the date of this Agreement;

      "a futures or option contract" means a contract, for future delivery and/or settlement, to (a) buy or sell an Asset and/or (b) pay or receive a sum of money by reference to an index or formula (including without limitation the price or value of any Assets);

      "LCH" means the London Clearing House Limited;

      "LIFFE" means the London International Financial Futures and Options Exchange and/or, as the context requires, LIFFE Administration and Management;

      "Margin" means the amount of cash (including premiums) as may from time to time be demanded by us from you to protect us against any loss or risk of loss on present, future or contemplated Contracts and/or Client Contracts;

      "Margin Account" means a client bank account with such approved bank or banks as we may from time to time determine which (in the case of any such account in which Client Money is held) is a margined transaction bank account within the meaning of the Client Money Regulations;

      "Market Requirements" means

      (a) the constitution, bye-laws, rules, regulations, orders, directives, announcements, decisions, procedures, standard terms and customs made, issued by, or published under the authority of any Exchange, Clearing House, self-regulating organisation or market of which we or any relevant Associated Firm or any Broker is a member, or to whose authority we are or any of them is subject, directly or indirectly, or where the relevant transaction is executed and/or cleared, and

      (b) any other requirements of the relevant Exchange, Clearing House or Broker (including without limitations any and all agreements and deeds entered into by us or any relevant Associated Firm or Broker with or in favour of the relevant Broker, Exchange or Clearing House, all as amended, supplemented or replaced from time to time;

      "Open Contract" means a Contract which has not been closed out and which has not yet matured;

      "Regulatory Body" means any Exchange, Clearing House, governmental, quasi-governmental or other department, agency or self-regulating organisation of which we are a member which has direct or indirect regulatory or enforcement authority or responsibility over us (or to any relevant Associated Firm or Broker), or any investment business conducted by us or such relevant Associated Firm or Broker for or with you;

      "Rules" means the SIB Statements of Principle, the rules of SFA, the Client Money Regulations and the Common Unsolicited Calls Regulations;

      "Securities" means securities, investments and financial instruments;

      "SIB"  means  the  Securities  and   Investments   Board,   the  central
      regulatory authority for United Kingdom investment business;

      "Taxes" means taxes, duties, imposts and fiscal and regulatory charges of any nature, wherever and whenever imposed, including without limitation value added taxes, stamp and other documentary taxes and Exchanges and Clearing House and investment industry levies; and

      "Transaction" means the entering into of a Contract, closing out or effecting delivery and/or settlement of a Contract (which terms shall include exercise or allocation of an option Contract) pursuant to the Customer Documents.

      References herein to "we" or "us" shall mean MSIL and/or MSSL and/or each or any of our Associated Firms or members of a relevant Exchange to whom we have delegated pursuant to Clause 3 and/or (in Clause 9, 21 and 22) any associate of MSIL and/or MSSL, and references to "our" shall be construed accordingly.

      Any words or expressions to which a meaning is given in the Rules, shall, except where the context indicates otherwise, have the same meaning in the Customer Documents.

      Words importing the singular shall, where the context permits, include the plural and vice versa. The expression "person" shall include any firm, partnership, association of persons and body corporate and any such persons acting jointly and the personal representatives or successors in title of any such person. Where the Customer comprises two or more persons the liabilities and obligations under the Customer Documents shall be jointly and several. References to "writing" shall include telex, facsimile transmission or transmission of text by any other electronic means. References to statutory provisions, rules and regulations shall include any modification or re-enactment re-making thereof.

      All  headings  are  for   convenience   only  and  shall  not  affect  the
      interpretation of the Customer Documents.

2.    SERVICES TO BE PROVIDED
2.1 The services which we may provide to you are general investment and dealing services in financial commodity options, futures and contracts for differences traded on an Exchange, together with related research, advice, clearing and settlement facilities and any other services agreed between us. The agreement does not cover any investment business which is regulated by the Bank of England, provided that, other than clauses 4.2(b), 16, 28 and 39.1, this Agreement shall apply to such business subject to The London Code of Conduct (as amended from time to time by the Bank of England).

2.2 We shall not undertake discretionary transactions for you unless you have signed and returned to us a Discretionary Trading Authorisation.

3.    DELEGATION
3.1 We may arrange for any of our Associated Firms or any other member of a relevant Exchange to carry out the services which we agree to provide you pursuant to this Agreement.

3.2 We may designate a Broker to execute, clear and/or settle any transaction subject to the Rules and to such conditions as we may impose.

4.    INTRODUCTION OF BUSINESS
4.1 We may introduce you to any Associated Firm outside the United Kingdom and you hereby authorise us on any such Associated Firm's behalf to expressly invite it to call you with a view to entering into investment transactions from time to time with or for you. If such Associated Firm agrees to do so:

      (a) you shall have a direct relationship solely with such Associated Firm and, in any dispute between, or claim against, you and/or any such Associated Firm, you shall have no recourse to us; and

      (b) you may place orders with us for the Associated Firm to execute, subject to its terms. In any of these transactions, we will act as agent for the Associated Firm, and nothing we do in connection with such transactions will make us your agent.

4.2 For any transaction or other investment services provided to you by such Associated Firms, only the following provisions of this Agreement will apply as between us and you, as the context may require and each as amended from time to time;

      (a)   Clauses 1, 2, 4, 5.2, 8, 9, 21, 22, 26,  29-31,  Chapters VI and VII
            and Schedule 1; and

      (b) in the case of the latest Notice of Treatment sent by us to you as a non-private customer or market counterparty, paragraphs 1 and 2 of that Notice.

5.    DEALINGS AND RULES, REGULATIONS AND RESTRICTIONS
5.1 All Client Contract and Transactions shall be subject to applicable Market Requirements and Applicable Law.

      (a) if there is a conflict between (i) the Customer Documents and (ii) any such requirements and/or law, the latter will prevail;

      (b) we are entitled to take or omit to take any action we consider fit or appropriate to ensure compliance with such laws and requirements; all actions we take will be binding on you.

5.2 We are authorised by you at any time to do any thing or disclose any matters concerning you or your dealings (whether or not pursuant to the Customer Documents) if required by any Applicable Law, or which we are requested to do or disclose by any Regulatory Body.

                  CHAPTER II - TERMS APPLICABLE TO DEALINGS

6.    CONTRACTS AND CLIENT CONTRACTS
6.1 If we carry out a Transaction on your request or pursuant to Clause 24 below:

      (a) a corresponding Client Contract shall come into existence on the purchase or sale of a Contract or, as the case may be exercise and allocation of an option Contract in respect of which the underlying Asset is a futures Contract. The Client Contract will terminate when the Contract is closed out, settled or delivered; and

      (b) you will have the obligations in relation to the Transaction and the Client Contract that are mentioned in this Agreement and the Customer Documents.

6.2 For each Client Contract, we will have made or placed an equivalent Contract on the floor of the relevant market (by open outcry on the floor of, or on an automated trading system administered by, a futures and options Exchange or the futures or options market of any other Exchange) or will have entered into an equivalent Contract with or through a Broker pursuant to Clause 3.2 and we shall thus have an interest in the Transaction.

6.3 Any Contract which we acquire as a result of your instructions will, unless the position has been closed out, result in you becoming liable to us in relation to the corresponding Client Contract for actual delivery of its underlying Asset or payment of the relevant price, under and subject to Market Requirements.

7.    ACCEPTANCE AND EXECUTION OF ORDERS
7.1 Every order which we may take is accepted and executed, and every Client Contract shall be entered into, on the basis that we contract with you only as a principal and not as an agent for you unless otherwise required by Market Requirements.

7.2 If we have to carry out a Transaction as agent on an Exchange where we would not deal as principal then, for that Transaction, you agree to be bound by all Market Requirements of that Exchange and you undertake to sign and deliver to us any further Customer Documents as we may require. Unless we otherwise require, Market Requirements of that Exchange will be incorporated herein.

8.    AGGREGATION OF ORDERS
      We may aggregate your orders with our own (in-house) orders, orders of our associates, connected customers and/or other customers. This aggregation may operate on some occasions to your advantage and on others to your disadvantage.

9.    RESEARCH RECOMMENDATIONS
9.1 We are under no obligation to provide research reports and recommendations to you and, where provided, you may not receive them at the same time as our other customers.

9.2 Our employees, officers and directors may receive, know about, act upon or use such research reports and recommendations before they are received by our customers. We are under no obligation to take account of these reports or recommendations when we deal with or for you.

10.   CLIENT ACTIONS
10.1 You will take any action and give us in relation to the corresponding Client Contract any information that we ask for in relation to the delivery, settlement, and, if a purchased Option Contract, the exercise or allocation, of any Contract which has not been closed out.

10.2 Notwithstanding Clause 10.1 above and regardless of any right of equity, set-off or counterclaim which you may have or allege against us, any of our Associated Firms or any person connected with us, you will promptly take all action necessary (including the supply of information) to enable us to settle or deliver any Contract which you have instructed us to open and which has not been closed out at the time such Contract is to be performed.

11.   CLOSING OUT
11.1 Subject in particular to Clauses 3 to 8 and 33.3, Market Requirements and any further requirements we notify you of, you may at any time before the date for performance of a Client Contract request to us to close out the matching Contract or, if a purchased option Contract, exercise that Contract in accordance with its terms. If the closing out or exercise results in a sum of money being due to us, the relevant Exchange, Clearing House and/or Broker, we shall notify you of that amount, which will be payable by you immediately.

11.2 Unless we in our absolute discretion determine otherwise or we accept instructions from you to do otherwise, equal and opposite Contracts and Client Contracts (closing out being determined on a "first in, first out" basis) will automatically fix the amount of profit or loss in relation thereto.

12.   ALLOCATION
      If the relevant Clearing House and/or Broker does not allocate long Open Contracts at maturity direct to a specific account of ours or to short Client Contracts (or vice versa) we may allocate those Contracts at random or in a way which seems to us to be most equitable as between clients. If dealings on our own account are involved at the same time, allocation will be to all clients first, and we will receive no allocation until all relevant Client Contracts have been satisfied.

13.   DELIVERY TO YOU
      When we receive any amounts and/or Assets (including documents of title), pursuant to a Transaction, provided that you have fulfilled all your obligations under this Agreement and subject to Clause 15, 18.3, 22.2 and 24.2, we will deliver such amounts and/or Assets to you in respect of the corresponding Client Contract, after deduction of any Charges and Taxes.

14.   OPTION PREMIUMS
      In respect of an option Contract matching a Client Contract:-

      (a) if you are a buyer, you will pay to us on demand any premium payable under the rules of the relevant Exchange and/or Clearing House ("the premium"); and

      (b) if you are a seller, when we receive premium from the relevant Exchange, Clearing House and/or Broker we will pay it into the Margin Account as Margin for your account. You may be required to pay further margin in respect of the relevant Contract and corresponding Client Contract.

15.   ALTERATION OF CONTRACTS
      If the relevant Exchange, Clearing House or Broker requires any terms or conditions of any Contract matching a Client Contract (including the Assets subject to it) to be altered, we may take all actions as may, in our absolute discretion, be necessary, desirable or expedient to comply with such requirements or to avoid or mitigate loss resulting from any alteration. All actions taken by us will be binding on you, and any alteration will be deemed incorporated into the corresponding Client Contract. We shall notify you of any alteration (in advance, where reasonably practicable).

16.   CHARGES
16.1 Our charges will either be a commission or a mark-up or mark-down on the fee payable by us to any Exchange, Clearing House and/or Broker for the relevant Transaction and/or such other amounts as may be agreed from time to time. Our charges vary according to the transaction and customer, so the charges you pay for any particular transaction may differ from those another customer may pay in a similar transaction.

16.2 We may share charges with our Associated Firms or other third parties or receive remuneration from them for transactions carried out with or for you. Details of any such arrangements will be made available to you on your written request.

17.   INTEREST
17.1 We will not pay interest to you on any Client Money or other money which we receive from you or hold on your behalf unless we separately agree to do so.

17.2 Interest will accrue on the amount that you have not paid us when due until payment (as well after as before judgement). Such interest will be calculated at the rate not to exceed 2 per cent annum above the base rate or prime rate (or local equivalent thereof) of the bank (or if there is more than one bank, the one determined by us in our absolute discretion) at which we maintain our principal securities settlement or other relevant account in the relevant currency. If such rate cannot be ascertained for any reason or is insufficient in our sole judgement to compensate us for our loss or expense, such interest shall be calculated at the rate per annum conclusively determined by us to be equal to the loss of interest we suffer or, as applicable, our cost of funding at prevailing markets rates the amount you owe from such sources and for such periods as we may decide.


                              CHAPTER III - MARGIN

18.   MARGIN PAYMENT AND CLIENT MONEY
18.1 You will pay to us upon demand such sums as we may in our absolute discretion require from time to time as Margin in respect of all present, future or contemplated Contracts and Client Contracts.

18.2 As soon as practicable we will pay or credit all Client Money or other Margin to a Margin Account at an approved bank (which may be any of our Associated Firms that we select. The currency of the Margin you pay to us shall be the currency of the relevant underlying Contract or, if agreed by us and you, another currency. Settlement of all transactions (including Margin Payments thereon) will be made in the currency of the relevant underlying Contract and you bear all risk and cost in respect of any conversion of currency in a Margin Account. Any such conversion will be made by us at such reasonable market rate or rates as we will determine.

18.3 You agree that we will hold your interest under the trust declared under the Client Money Regulations and all other Client Money which is in a Margin Account on trust in the following order of priority:

      (a) for ourselves to the extent of all amounts which are or may become due to us or payable by us on your behalf under or pursuant to the Customer Documents; and, thereafter

      (b) for you to the extent of any surplus which is due to you after the payment of all amounts due to or payable by us under paragraph (a) above.

18.4 We may withdraw Client Money and/or any other money held in a Margin Account to pay to any Broker, Clearing house, Exchange or other parties all margins, premiums and other sums on futures and options contracts demanded or due from us in respect of our clients, and for any other purposes allowed under the Client Money Regulations.

18.5 Subject to the terms of the Client Money Regulations, any loss incurred or default by any Exchange, Clearing House or Broker in respect of Margin paid by us shall be borne by all of our clients at the date of such loss pari passu, in proportion to their respective entitlement to monies in the relevant Margin Account at that time.

18.6 Where you agree to effect transactions, or if you give instructions to us to effect transactions in a jurisdiction outside the United Kingdom, then we may need to appoint an intermediate broker to undertake those transactions. In order to meet the margin obligations to the relevant Exchange or Clearing House, we may need to pass your money to an intermediate broker as if it were held in a client bank account in the United Kingdom. You should note that in the event of a shortfall arising on the money available to meet the claims of segregated clients, your claim will be restricted to the money held in our client bank accounts in respect of transactions carried on through that intermediate broker and to any money received from the intermediate broker relating to those transactions.

19.   MARGIN SECURITIES
19.1 Amounts you owe to us by way of Margin under Clause 18 may, in our absolute discretion, be satisfied by way of deposit or transfer of Charged Securities as security. We may, in our discretion, permit you to deliver by way of Margin Charged Securities other than those accepted by the relevant Exchange or Clearing House as Margin. Our charges for providing this facility to you will be separately agreed with you. This Clause 19 will apply to all Securities delivered by way of Margin. Charged Securities will not (unless we agree otherwise) be registered in your name.

19.2 As continuing security for all your liabilities and obligations under the Customer Documents, you acting in due capacity (and with the intent that the security so constituted shall be a security in our favour extending to all beneficial interests in the assets hereby charged and to any proceeds of sale or other realisation thereof, including any redemption monies paid or payable in respect thereof) hereby assign, charge and pledge to us, free of all adverse interests whatsoever by way of first fixed charge, all Charged Securities. Each Approved Custodian will hold to our order all Charged Securities held by it for its account.

19.3 You will forthwith execute on request all transfers, assignments, mortgages, charges and other documents, give notices and directions and do any other acts and things as we may specify, to enable us or our nominee to be registered as the owner of or otherwise obtain legal title to any Charged Securities, to perfect our rights with respect to the security referred to in this Clause 19, to secure further your liabilities and obligations, to facilitate the exercise of our rights hereunder, or to satisfy any Market Requirements.

19.4 You will not, without our prior written consent, at any time during the term of this Agreement, grant or agree to grant any option over, sell, assign or transfer, or agree to attempt to sell, assign or transfer, or create, agree or attempt to create, or allow to exist any charge, lien, or other encumbrance on or over any or all of the Charged Securities, except for the charge set out above.

19.5 We will hold all Charged Securities for the purposes of satisfying any and all of your obligations and liabilities under the Customer Documents. We may, without prior notice, free of any interest therein of yours, any client of yours or any other person for whom you are trustee or agent:

      (a) deposit, charge, pledge or otherwise create security over the Charged Securities with, to the order of or in favour of any Exchange, Clearing House or Broker

            (i) on such terms as such Exchange or Clearing House may prescribe, and

            (ii) on terms that, subject to the Rules, the Broker may deal with the Charged Securities in accordance with Market Requirements and any agreement made with us;

            The relevant Exchange, Clearing House or Broker may enforce and retain such deposit, charge, pledge or other security to satisfy any obligations of yours or ours to the Exchange, Clearing House or Broker; and

      (b) register, sell, realise, charge or otherwise deal with the Charged Securities on such terms (including as to the consideration received therefore) as we may in our absolute discretion think fit (without any prior reference to you where practicable, but in any case with subsequent notice to you, and without being responsible for any loss or diminution in price). Any consideration received will be credited to the Margin Account.

      If Charged Securities are denominated in a different currency from that in which any relevant cost, damages, loss, liability or expense is denominated, we may convert any amount realised at such rate as we determine at the time.

19.6 Where we deposit, pledge or charge Charged Securities under Clause 19.5(a), the part of the proceeds of any sale of those securities which exceeds your margin requirements to us will be subject, in the event of our default, to the pooling rules under the Client Money Regulations. This means that money held in our Client Money bank accounts is pooled and distributed pari passu to meet the claims of all customers who are entitled to protection under the Client Money Regulations. If there is a shortfall in an overseas Client Money bank account, a separate pool may be formed for all customers whose money was held in that account.

19.7 When we are satisfied that all costs, damages, losses, liabilities and expenses incurred under the Customer Documents have been satisfied, discharged or otherwise released, we may re-transfer or, re-deliver any certificates or documents of title relating to you upon request.

19.8 You agree that if we re-transfer or re-deliver fungible Securities (whether Charged Securities or otherwise) to you, these need not be the identical Securities originally deposited, charged, or transferred to us, and you will accept Securities of the same class and denomination or other Securities which then represent the same.

19.9 Pending the re-transfer or re-delivery we will credit any income received in respect of Charged Securities, net of any Taxes payable by us (whether by withholding or otherwise) on the income, to the Margin Account. You may direct us as to the exercise of any voting or other rights attached to or conferred on any Charged Securities.

19.10 Unless the context otherwise requires, references in this Clause 19 to "we" or "us" includes references to any person holding any of the Securities or in whose name any of them may be registered.

20.   LENDING/BORROWING
      Subject to Clauses 19 and 24 and the Rules we are not authorised to:

      (a)   borrow money on your behalf against the security of Securities; or

      (b) lend any documents of title or certificates evidencing title to any third party unless we have first entered into a written agreement with you giving us such authorisation.


                         CHAPTER IV - MATERIAL INTERESTS

21.1 The relationship between you and us is as described in the Customer Documents. Neither that relationship nor the services we provide nor any other matter will give rise to any fiduciary or equitable duties on our part which would prevent or hinder us from doing business for or with you (whether acting as principal or agent), doing business with associates, connected customers, and other investors and generally acting as provided in the Customer Documents.

      We may give advice or make recommendations to you, enter into Transactions for or with you or act as your agents or provide any other service pursuant to Clause 2 notwithstanding that we may have a relationship, arrangement or interest that is material in relation to the Transaction, advice or recommendation concerned and/or the Asset underlying any Contract or Client Contract, including (but not limited to) the following circumstances were:-

      (a) we have acted, are acting or are seeking to act as a financial adviser or lending banker to the issuer (or any of its affiliated companies) of the Assets the subject of a Transaction or have advised or are advising any person in connection with a merger, acquisition or take-over by or for such issuer (or any of its affiliated companies);

      (b) we have sponsored or underwritten or otherwise participated in, or are sponsoring or underwriting or otherwise participating in the Assets the subject of a Transaction;

      (c) we have a holding, dealing, or market-making position or may otherwise be trading or dealing in the assets the subject of a Transaction or in investments (including without limitation any futures or option contracts) or assets of any kind underlying, derived from or otherwise directly or indirectly related to such investments;

      (d) we have received or are receiving payments or other benefits for giving business to the firm with which your order is placed;

      (e) we have been or are an associate of the issuer (or any of its affiliated companies) of the Assets the subject of a Transaction;

      (f) we are matching your transaction with that of any other client (including without limitation us, any Associated Firm, connected customer or other customer of us) either by acting on behalf of such person as well as on behalf of you ("agency cross") or by executing matching transactions at or about the same time with you and such persons ("back-to-back principal trade").

21.2 No further disclosure to you is required of any relationship, arrangement or interest which falls within one of the circumstances referred to in Clause 21.1 above, and we will be entitled to retain any profit or benefit arising as if no such relationship, arrangement or interest existed.

21.3 We will not be obligated to disclose to you any matter, fact or thing, whether or not such disclosure would or might be a breach of any duty owned by us to any other person, and we shall not be obliged to disclose to you any matter, fact or thing which comes to the notice of any of our employees, officers or directors if the employee, officer or director who is dealing for or with you is unaware of such matter, fact or thing.

21.4 We may in our absolute discretion decline to carry out a Transaction for or with you or to give advice or make a recommendation to you where we may have an interest in respect thereof which will or may conflict with your interests.


                CHAPTER V - POWERS AND EXCLUSIONS OF LIABILITY

22.   EXCLUSION AND RESTRICTION OF LIABILITY
22.1 Nothing in the Customer Documents shall exclude or restrict any liability which we have, under the Rules, the FSA or the regulatory system established by the FSA, and which may not be excluded or restricted thereunder.

22.2 We shall not be liable to you in respect of any relevant Client Contract, any matching Contract or otherwise if and to the extent that the relevant Exchange, Clearing House and/or Broker has ceased for any reason (including netting-off our positions with it) to recognise the existence of any Contract or fails to perform or close out any Contract or defaults in respect of margin or collateral. This will not affect your obligations and liabilities hereunder in respect of Contracts which you have instructed us to open and which have not been closed out.

22.3 Neither we nor any of our employees, officers or directors will be liable for any loss resulting from any act or omission made under or in relation to or in connection with the Customer Documents, except where such loss results from any bad faith, wilful default, fraud or negligence of us or any of our employees, officers or directors.

22.4 Neither we nor our employees, officers or directors will be liable for any consequential or special damages howsoever arising.

22.5  We will not be liable for the solvency, acts or omissions of:-

      (i) any nominee, custodian or other third party by whom any Charged Securities (or other investments) pursuant to Clause 19 above; or

      (ii) any bank with which we maintain any client bank account; or

      (iii) any other third party with whom we deal or transact business or who is appointed by us in good faith on your behalf unless such nominee, custodian, bank or other third party is an Associated Firm, but we will make available to you, when and to the extent reasonably so requested, any rights that we may have against such person, provided, that we have selected any nominee, custodian or other third party in good faith and with due care.

22.6 If any claim is made by or against us or any of our employees, officers or directors against or by any third party in connection with this Agreement, any Contract acquired or transaction effected on your instructions or a corresponding Client Contract or arising out of any act or omission by us or our employees , officers or directors, you hereby agree to provide us or our employees, officers or directors you will provide us with any assistance which may be reasonably asked to give.

22.7 Neither we nor any of our directors, officers or employees will have any responsibility or liability whatsoever for:-

      (a) any advice or opinion which may be given to you concerning the Customer Documents; or

      (b) any expense, loss or damage suffered by you as a result of (i) our carrying out your instructions, if we acted in accordance with such instructions or otherwise acted reasonably, or (ii) properly carrying out or failing to carry out any actions which we are permitted but not required to carry out under the Customer Documents.

23.   INDEMNITY
      You will fully indemnify us, our Associated Firms and any of our or their employees, offices or directors (each an "Indemnified Person") against all costs, expenses, damages, liabilities and losses which any such Indemnified Person may suffer or incur directly or indirectly as a result of, or in connection with, or arising out of the Customer Documents or any Transaction effected on your instructions or arising out of any act or omission by such Indemnified Person or by any other person permitted under the Customer Documents, and against any claims which may be made against any such Indemnified Person in the performance of the powers or duties of any such Indemnified Person (including in any such case any cost of enforcing the same). The indemnity will not extend to any Indemnified Person if such costs, expenses, damages, liabilities and losses result primarily from the bad faith, wilful default, fraud or negligence of such Indemnified Person.

24.   MORGAN STANLEY'S POWERS
24.1 If we have determined, on our absolute discretion, that you have not performed (or may not be able or willing in the future to perform) any of your obligations to us under or pursuant to the Customer Documents, we may (with prior notice only if reasonably practicable) take such steps as we consider necessary or desirable to comply with, perform, cancel or satisfy any of our obligations to the relevant Exchange, Clearing House or Broker in respect of any Contract or Contracts acquired on your instructions, or otherwise to protect our position, including closing out and/or performing any or all such Open Contracts. For such purpose, we may:

      (a) buy or sell the Asset underlying any Open contract in any manner including to or from ourselves or any Connected Company;

      (b)   buy or sell futures or options contracts;

      (c) open new long or short positions in order to establish a spread or straddle;

      (d)   borrow, buy or sell any currency;

      (e)   apply any Margin;

      (f) cancel, terminate or otherwise liquidate any Transaction between you and us; and/or

      (g) set off any obligation to you against any of your obligations to us;

      in each case so that all amounts spent by us in connection with any such actions that are in excess of the amount held in the Margin Account for you shall be paid by you to us on demand.

24.2  On the exercise of our rights under Clause 24.1 above:

      (a) we are not obliged to deliver to you in respect of any corresponding Client Contract the underlying Asset or any money received or receivable on closing out until all of your liabilities to us are satisfied or discharged to our satisfaction, and all amounts you owe us are paid, and:

            (i) any such underlying Asset may be registered in our name or that of our nominee (which may be an Associated Firm), and we or such nominee may be the custodian of the documents of title or certificates evidencing title to such Asset;

            (ii) if such amounts are not paid and/or liabilities to us are not satisfied or discharged to our satisfaction, we may sell or realise the underlying Asset upon terms (including the consideration received therefore) as we in our absolute discretion think fit, without being responsible for any loss or diminution in price; any consideration received therefore shall be credited to the Margin Account; and

            (iii) any  income in  respect  of such  Asset paid to us, net of any
                  Taxes payable by us (whether by withholding or otherwise) in respect of such income, shall be credited to the Margin Account; and

      (b) all amounts owing to us hereunder will become immediately payable.

24.3 We do not have to close out Contracts or take any other action in respect of Open Contracts acquired on your instruction. In particular (subject to Clause 24.1 above), no failure by you to pay Margin when demanded will require us to close out any relevant Contract to which such Margin is attributable.

24.4 We may convert any funds realised pursuant to this Clause 24 at such rate and into such currencies as we may reasonably consider appropriate at the relevant time.

25.   CERTIFICATES CONCLUSIVE
      Our certificate that any of our rights under the Customer Documents have been exercisable, or as to any amount payable or due under the Customer Documents, will be conclusive and binding on you, absent manifest error. No purchaser, pledgee or transferee of Charged Securities will need to enquire whether any such power has become enforceable, or to establish the proper application of any money paid.

26.   TIME OF THE ESSENCE
      Time shall be of the essence in relation to all matters arising under or pursuant to the Customer Documents in respect of Transactions or Client Contracts or otherwise in respect of your dealing in futures or options.

27.   RETENTION OF TITLE
      Title to Securities purchased by you (whether upon exercise of an option Client Contract or otherwise) will pass only when you pay the amount due for such purchase.

28.   LIEN AND SET-OFF
      As further security for all of your obligations hereunder (but subject to the Rules) we shall have the right to retain (and apply as set out below) all of your property which we or any of our Associated Firms hold for any purpose, including but not limited to, property held in any other of your accounts with us or any of our Associated Firms, whether or not we have made any advances in connection with such property. From time to time we may, without notice, transfer and re-transfer any money or other property between any such accounts. You shall execute such documents and take such other action as we shall reasonably request in order to perfect our rights with respect to any security referred to in this Clause 28.

29.   FORCE MAJEURE
      We shall not be liable to you for the non-performance of any of our obligations under this Agreement due to any cause beyond our reasonable control, including without limitation any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, or the failure of any relevant Exchange, Clearing House or Broker to perform its obligations for any reason.

30.   TAXES
30.1 All amounts which you must pay under the customer Documents do not include any applicable Taxes. You must pay any Taxes to us at the same time as the amounts to which those Taxes relate.

30.2 You are fully responsible for paying all other Taxes due and the making of all claims in relation thereto whether for exemption from withholding taxes or otherwise, for filing any and all tax returns, and for providing any relevant tax authorities with all necessary information in relation to any investment business we carry on for or with you or any investments which we hold on your behalf.

30.3 We will use all reasonable endeavours to send you any tax documents which we receive relating to you or to any monies or investments we hold under the Customer Documents.

31.   ADVICE
      You rely on your own judgement when you give orders or instructions to us.

We do not provide any legal or tax advice. Accordingly, if you consider it necessary you should consult your own legal or tax advisers.


                           CHAPTER VI - AUTHORISATION

32.   DUE AUTHORISATION
32.1  You represent, warrant and undertake to us that:-

      (a) in any investment business we carry on for or with you under this Agreement, you are and will be acting either as principal or as agent;

      (b) you have and will have full power and capacity and have taken all necessary corporate and other action, and in the case of a trustee of a particular trust you have and will have full power and capacity under the relevant trust deeds, to enter into and perform your obligations under this Agreement (including without limitation the powers and capacity to grant us the charge and any other security herein provided for) and to confer on us the rights and powers contained in or given pursuant to this Agreement. Without limitation:

            (i) your execution, delivery and performance of this Agreement will not violate or conflict with any Applicable Law or your constitution or any charge, trust deed, contract or other instrument to which you are a party or which is binding upon you or your assets; and

            (ii) the terms and conditions contained in this Agreement will be your legal, valid and binding obligations;

      (c) you are (or some other person for whom you are trustee or agent and from whom you hold and will at all times hold all requisite authorities is) and will at all times during the continuance of this Agreement be the sole beneficial owner of all Charged Securities. In each case such Charged Securities are and shall be fully paid and free from all mortgages, charges, liens and other encumbrances other than those which may arise in our favour. No other person has or will have any rights or interests therein and you are lawfully entitled to create in our favour the security evidenced or intended to be evidenced hereby;

      (d) when further Securities become Charged Securities or otherwise subject to the charge in Clause 19.2 above you shall be deemed to have made a further and separate representation and warranty in the terms of paragraph (c) above;

      (e) you and any person designated by you have and shall have, due authorisation to act in all respects in relation to this Agreement and each Transaction, Contract and Client Contract and, in relation thereto, you have obtained, shall obtain and shall maintain in effect all necessary authorisations, consents or approvals (including without limitation any required by any Regulatory Body) and shall comply with the terms of the same and with all Applicable Law, and shall provide us with copies or other evidence of such consents or approvals and such evidence of compliance with such law as we may reasonably require.

32.2 You agree that, in all investment business which we carry on for or with you where you are acting as agent, only you will be our customer and we shall have no responsibility to any principal of yours as our customer.

32.3 If you are acting as agent for, or on behalf of another in relation to any Contract and/or Client Contract carried out under this Agreement then:

      (a) you have and will have full power and capacity to enter into this Agreement and to perform all obligations pursuant hereto to be performed by your principal under this Agreement;

      (b) you are expressly authorised by your principal to instruct us in relation to such Contract and/or Client Contract in accordance with the terms and conditions of this Agreement; and

      (c) you will be, and you will procure that your principal will be, jointly and severally liable, each as if a principal, to us in respect of all obligations and liabilities to be performed by you pursuant to and in respect of any such Contract and/or Client Contract.

32.4 You agree to supply us with such financial information about yourself (or any immediate, intermediate or ultimate holding company) as we may reasonably request.

33.   AUTHORISED INSTRUCTIONS
33.1 You may from time to time notify us in writing of the names of those persons who are authorised to give instructions on your behalf. Until we receive notice in writing to the contrary, we shall be entitled to assume that any of those persons have full and unrestricted power to give us instructions on your behalf.

33.2 We are entitled to rely and act without further enquiry on any instruction, notice, demand, request or information (by whatever means transmitted and whether or not in writing) which purports or appears to come and which we reasonably believe in good faith to come from you or from any person who is or appears to us to be a person designated in the attached Certificate (if any) or otherwise authorised by you for the purpose of the Customers Documents or from someone acting on your behalf, and we shall not be liable for any actions taken or omitted to be taken in good faith pursuant thereto nor shall we be under any obligation to confirm instructions before they are executed or the accuracy or completeness of any such information before it is acted or otherwise relied upon.

33.3 We are not under any obligation to execute or otherwise enter into any particular Transaction, or to accept and act in accordance with any order or instructions, nor shall we be obliged to give any reasons for declining to do so.

33.4 If we decline to carry out a Transaction we will promptly notify you. We will have no liability for any expense, loss or damage incurred by you by reason of any omission so to notify you, otherwise than as a result of our bad faith, wilful default or negligence; in no event will be have any liability for any consequential or special damage.


                              CHAPTER VII - GENERAL

34.   INFORMATION
34.1  You warrant, represent and undertake that:

      (a) you will notify us promptly in writing of any significant change in your financial position (including changes in assets, net assets or called-up share capital); and

      (b)   in entering  into this  Agreement,  we have not made and you are not
            relying   upon  any   statements,   representations,   promises   or
            undertakings whatsoever that are not contained in this Agreement;

34.2  You will:

      (a) provide us on request all information in your agent's possession or control of you or your agents as may be required to be filed or disclosed pursuant to Applicable Law, in each case regarding us, you, the Customer Documents or any Contract, Client Contract;

      (b) file (within any applicable time periods) such reports, letters and other communications as may be required from time to time by any Regulatory Body relating to you or us, you, the Customer Documents, or any Contract Client Contract; and

      (c) send a copy of all such reports referred to in paragraph (b) above to us promptly upon such filing, and we may send a copy of the same to any relevant Exchange, Clearing House member or Broker.

35.   CONFIRMATION AND STATEMENTS
      As soon as practicable after we have carried out a Transaction we shall confirm details of that Transaction to you. We will provide to you at agreed intervals a statement of your overall trading (and Margin) positions with us at the then available current market price.

36.   TELEPHONE RECORDING
      We may use voice record orders, instructions or conversations we receive by telephone. Our voice records shall be prima facie evidence of the order instructions or conversations recorded, and you agree that such records shall be admissible as such evidence in any Proceedings (as defined in Clause 42.2).

37.   NOTICES
37.1 Any instructions or requests you give, or demands or confirmations by us may be given in writing or, where permitted under the Rules, orally. Any notice in writing (including without limitation any contract note, confirmation or demand) may be given by posting or delivering it or by sending it by telex, facsimile transmission or any other electronic transmission.

37.2 Any notice of demand given by post will be sent first class, or where appropriate, by air mail and will, subject to Clauses 37.3 and 37.4 below, be deemed given seven business days after posting and any notice given by delivery or by telex, facsimile transmission or any other electronic transmission will be deemed given upon delivery or transmission (as the case may be), and in proving service of notice it shall be sufficient to prove, in the case of delivery by post, that the letter was correctly addressed and was posted first class or, where appropriate, air mail or, in the case of delivery otherwise than by post, that it was delivered to the correct address or, in the case of transmission by facsimile or telex, that it was transmitted to the correct number and (in the case of telex) received the proper answer back.

37.3 Any contract note, confirmation or account statement which we give in writing shall be deemed correct, conclusive and binding on you if not objected to in writing within the earlier of five business days of despatch by us or one business day of your receipt thereof.

37.4 Communications from you under Clause 33.1, 33.2 and 40.1 and any objection pursuant to Clauses 37.3 and 39.2 shall be deemed received only if actually delivered.

38.   CORRECT ADDRESSES AND NUMBERS
      Our address for serving notices is shown at the front of this document, and our facsimile and telex numbers are:

      Fax No:     0171 425 8990/0171 513 8990
      Telex No:   8812564MORSTAN

      We may change any of these details by written notice to you. Unless you tell us otherwise we will assume that your correct address and facsimile and telex numbers are those shown on any communication we receive which we reasonably believe to come from you.

39.   ENTIRE AGREEMENT AND AMENDMENTS
39.1 This Agreement, together with all other Customer Documents, represent the entire terms on which we will undertake for or with your investment business in Exchange-traded futures and options contracts which is regulated by SFA. Any alteration to the Customer Documents must be agreed by us in writing.

39.2 We may amend or supplement our arrangements with you by sending you Further Schedules or a revised Agreement or by written agreement with you. Any amendment or supplement will, unless we have received your written objection, take effect twenty-one days after despatch to you or on such later date as we may specify, and will apply in respect of any commitment or transaction entered into by us after that date. Any amendment or supplement that elates to or results from a change of Applicable Law may take effect immediately or otherwise as we may specify.

40.   TERMINATION
40.1 Either party can terminate this Agreement without penalty by giving notice in writing, which will take effect seven days after the notice is given or after any other period specified in the notice.

40.2 Termination of this Agreement will not affect the rights or liabilities of either party in respect of Contracts and any corresponding Client Contracts for which you have already given an instruction which we have accepted, or in respect of which there is an outstanding liability with us. Any termination will be without prejudice to our rights to all Margin and amounts in the Margin Account. The Customer Documents will apply to these liabilities until all Contracts have been closed out, settled or delivery effected and all liabilities discharged.

40.3 Termination of this Agreement will not affect any provision of the Customer Documents which is intended to survive termination.

41.   ASSIGNMENT AND TRANSFER
41.1 The Customer Documents shall be binding upon, and inure to the benefit of, MSIL and its successors and assigns.

41.2 MSIL may at any time cause all or any part of its rights, benefits and/or obligations under the Customer Documents to be novated to any subsidiary or holding company (as defined in section 736 of the Companies Act 1985) of MSIL or a subsidiary of any such holding company or any company otherwise affiliated with MSIL (any such company being a "Connected Company") by delivering to you a written substitution notice. Upon delivery of a substitution notice to you:

      (a) to the extent that in the substitution notice MSIL seeks to cause its rights and/or its obligations hereunder to be novated, you and MSIL shall be released from further obligations to each other hereunder and their respective rights against each other shall be cancelled;

      (b) you and the Connected Company shall acquire the same rights and assume the same obligations between themselves as they would have acquired or assumed by it as a result of such novation.

41.3 You may not assign any of your rights under the Customer Documents, any Contract or Client Contract without our prior written consent. Any purported assignment of your rights will be invalid.

42.   MISCELLANEOUS
42.1 If any term or part of the Customer Documents is void, voidable or unenforceable, the rest of the Customer Documents will not be affected.

42.2 Our rights, remedies, powers and privileges in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. Our failure to exercise, or delay in exercising, any of our rights, remedies, powers or privileges will not operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof.

43.   GOVERNING LAW
43.1 The Customer documents and all Transactions thereunder, shall be governed by and construed in accordance with English Law.

43.2 Any suit action, claim or proceeding (together in this Clause referred to as "Proceedings") arising out of or in connection with the Customer Documents or any Transaction thereunder may be brought in the English courts. Any objection that you or we may have now or in the future to the laying of the venue of any Proceedings in any English court, and any claim that any Proceedings have been brought in an inconvenient forum, is waived.

43.3 If you are entitled in any jurisdiction to claim immunity for yourself or for your property or assets from service of process, jurisdiction, suit, judgement, execution, attachment (whether before judgement, in aid of execution or otherwise) or legal process in respect of your obligations under this Agreement, or to the extent that in any jurisdiction there may be attributed to you or your property or assets such immunity (whether or not claimed), you waive such immunity to the fullest extent under the laws of such jurisdiction.

43.4 You irrevocably and generally consent in respect of any legal action or Proceedings arising out of or in connection with the Customer Documents or any Transaction to the giving of any relief or the issue of any process in connection with such action or Proceedings, including, without limitation, the making, enforcement or execution against any property, asset, or revenues whatsoever (irrespective of their use or intended use) of any order or judgement which may be made or given in such action or Proceedings.

IN WITNESS WHEREOF, this Agreement has been entered into on the date written in Section A of the Customer Signature pages below.

Signed on behalf of

MORGAN STANLEY & CO. INTERNATIONAL LIMITED
             -and-
MORGAN STANLEY SECURITIES LIMITED

By:
   Name:  R.S. Rosenthal
   Title: Company Secretary

                                    PART TWO
                                    SCHEDULE

                         ADDITIONAL PROVISIONS FOR LIFFE

The provisions of this Schedule apply where the Contract is a futures or options contract subject to the Rules of LIFFE.

1.    GENERAL PROVISIONS


1.1 Morgan Stanley & Co. International Limited is an individual clearing member of LIFFE. Morgan Stanley Securities Limited is a non-clearing member of LIFFE.

1.2 You accept that in relation to LIFFE:

      (a) any allocation pursuant to Clause 12 of this Agreement shall be made as follows. We shall allocate as between clients, first, on the basis of a first in first out (FIFO) basis and, secondly, pro rata in respect of Open Contracts for which there is a corresponding Client Contract;

      (b) any dispute arising from or relating to this Agreement, insofar as it relates to Contracts or Clients Contracts subject to the rules of LIFFE, and any dispute arising from or relating to any such Contract or Client Contract as aforesaid and made hereunder shall, unless resolved between us, be referred to the arbitration rules of LIFFE, or to such other organisation as LIFFE may direct before either of us resorts to the jurisdiction of the courts (other than to obtain an injunction or an order for security for a claim). Clause 43 of this Agreement shall be subject to the agreement contained in this sub-paragraph; and

      (c) subject to the arbitration clause in sub-paragraph (b) above, disputes arising from this Agreement or from Contracts or Client Contracts made under or pursuant to this Agreement shall (for our benefit) be subject to the exclusive jurisdiction of the English courts to which both parties hereby irrevocably submit.

2.    EXCLUSION OF LIABILITY

2.1 As a member of LIFFE and pursuant to the Rules of LIFFE, we are required to include a provision dealing with exclusion of liability in our agreement with you. The following provisions and paragraph 3.1 shall apply without prejudice to the generality of Clauses 22, 23, 27 and 28 of this Agreement with you.

2.2 LIFFE Administration and Management (the "Exchange") is obliged under the FSA to ensure that business conducted by means of its market facilities is conducted in an orderly manner and so as to afford proper protection to investors. We and the Exchange wish to draw to your attention that, inter alia, business on the market may from time to time be suspended or restricted, or the market may from time to time be closed for a temporary period or for such longer period as may be determined in accordance with LIFFE's rules on the occurrence of one or more events which require such action to be taken in the interests of, inter alia, maintaining a fair and orderly market. Any such action may result in our being unable, and through us you and your clients (if any) may from time to time be prevented from or hindered in entering into contracts in accordance with LIFFE's rules as a result of a failure of some or all market facilities. We and the Exchange wish to draw the following exclusion of liability to your attention and to the attention of your clients (if any). Unless otherwise expressly provided in LIFFE's rules or in any other agreement to which LIFFE is party, we and LIFFE shall not be liable to you or any client of yours for loss (including any indirect or consequential loss including, without limitation, loss of profit), damage, injury or delay, whether direct or indirect, arising from any of the circumstances or occurrences referred to above, or from any act or omission of the Exchange, its officers, employees, agents or representatives, under LIFFE's rules or pursuant to the Exchange's obligations under statute, or from any breach of contract by or any negligence howsoever arising of the Exchange, its officers, employees, agents or representatives.

2.3 Paragraphs 2.1 and 2.2 of this Schedule shall be construed as applying to, and having the same effect in relation to, business which we transact, or which we would transact, but for one of the events referred to in this Paragraph occurring, on other futures and options markets.

3.    LINKED CONTRACTS

      DEFINITIONS

      "LCH"                                 means  The  London  Clearing  House
                                            Limited;

      "LIFFE"                               means  LIFFE   Administration   and
                                            Management;

      "LIFFE Contract"                      means  an   Exchange   Contract  to
                                            which   a   Linked    Participating
                                            Exchange Contract is linked;

      "Linked LIFFE Contract"               means  an  Exchange  Contract  made
                                            available   for   trading   on  the
                                            market  pursuant  to a Link,  which
                                            is  specified  as such in a General
                                            Notice  published from time to time
                                            by the  Exchange and is linked to a
                                            Participating Exchange Contract;

      "Linked Participant Exchange          means  a   Participating   Exchange
      Contract"                             Contract  specified  as  such  in a
                                            General Notice  published from time
                                            to  time  by  the  Exchange  and is
                                            linked to an Exchange Contract;

      "Participating  Exchange"             means  an  exchange  which  has
                                            concluded  one  or  more  agreements
                                            in  relation  to  a  Link  with  the
                                            Exchange   and/or  LCH  pursuant  to
                                            which:

                                            (i)   contracts  in the terms of one
                                                  or more Linked LIFFE Contracts
                                                  are to be transferred  to, for
                                                  clearing by, such  exchange or
                                                  its clearing house; or

                                            (ii)  contracts  in the  terms  of a
                                                  Linked Participating  Exchange
                                                  Contract are to be transferred
                                                  to, for  clearing by, LCH. The
                                                  term

      "Participating Exchange"              shall  include  any  clearing  house
                                            which  from  time to  time  provides
                                            clearing services to such exchange;

      "Participating                        Exchange  Contract"  in respect of a
                                            Participating   Exchange,   means  a
                                            class of  contract  permitted  to be
                                            made   by   Participating   Exchange
                                            Members under Participating Exchange
                                            rules.

GENERAL PROVISIONS

3.1   EXCLUSION OF LIABILITY

      We and LIFFE Administration and Management ("LIFFE") wish to draw to your attention that LIFFE shall have no liability whatsoever to any member or client in contract, tort (including, without limitation, negligence), trust, as fiduciary or under any other cause of action (except in respect of gross negligence, wilful default or fraud on its part), in respect of any damage, loss, cost or expense of whatsoever nature suffered or incurred by any member or client, as the case may be, as a result of: any suspension, restriction or closure of the market administered by either a Participating Exchange or LIFFE, whether for a temporary period or otherwise, or as a result of a decision taken on the occurrence of a market emergency; any failure by a Participating Exchange, LIFFE or LCH to supply each other with data or information in accordance with arrangements from time to time established between all or any of them; the failure of communications facilities or technology supplied, operated or used by either a Participating Exchange, LIFFE or LCH for the purposes of the Link; any event which is outside its or their control; any act or omission of either a Participating Exchange (where a Participating Exchange is acting otherwise than in connection with its clearing function) or LIFFE in connection with any Participating Exchange Contract, Linked LIFFE Contract or Linked Participating Exchange Contract or any act or omission of a Participating Exchange, LIFFE, or LCH (as the case may be) in connection with the operation of the Link or the arrangements for the transfer of contracts.

3.2   GOVERNING LAW

      This agreement and all contracts in the terms of LIFFE Contracts made under this agreement shall be subject to and construed in accordance with English Law.

3.3   MARGIN AND CLIENT MONEY/ASSETS

      Following the transfer of a contract in the terms of a Linked LIFFE Contract and the creation of a contract in the terms of a Participating Exchange Contract or prior to the transfer of a contract in the terms of a Linked Participating Exchange Contract and the creation of a contract in the terms of a LIFFE Contract (as the case may be), margin requirements will be determined in accordance with the rules of the Participating Exchange rather than LIFFE Rules. Any money or assets held in any country other than the UK may be subject to the applicable law of that country rather than UK client money and other assets rules, and you should satisfy yourself that this is acceptable to you before instructing us to transact any such business.

PROVISIONS RELATING TO OUTWARD TRANSFERS OF LINKED LIFFE CONTRACTS

3.4   RULES OF LIFFE

      All contracts in the terms of a Linked LIFFE Contract made on LIFFE shall be subject to the Rules of LIFFE as from time to time in force.

3.5   TRANSFER

      We shall endeavour to secure the transfer through the relevant Link of each contract in the terms of a Linked LIFFE Contract made between us which is intended for transfer. Upon confirmation by the relevant Participating Exchange of receipt of trade/position details from LCH, rights and obligations under such contract, save for outstanding obligations with respect to fees and margin and those rights and obligations referred to in the Rules of LIFFE and the Regulations of LCH, shall be discharged and there shall arise simultaneously a contract in the terms of a Participating Exchange Contract between us. The contract in terms of a Participating Exchange Contract shall be subject to the rules of the relevant Participating Exchange and shall not be subject to the provisions of this agreement.

3.6   DELAYED TRANSFER

      In the event that, on any LIFFE trading day, LCH is unable for whatever reason to transmit details of all contracts in the terms of a Linked LIFFE Contract, or the relevant Participating Exchange is unable to receive or acknowledge receipt of all such details, any such contract made between us on that day shall remain as an undischarged contract in the terms of a Linked LIFFE Contract (but without prejudice to any default provisions agreed between us which may be operated to discharge such contract), subject to the Rules of LIFFE and the General Regulations and Default Rules of LCH as from time to time in force, until such time as transfer can be achieved.

3.7   IMPOSSIBILITY OF TRANSFER

      If it is not possible for whatever reason for details of contracts in the terms of the Linked LIFFE Contract to be transmitted by LCH, or for the relevant Participating Exchange to receive or acknowledge receipt of all such details, so that transfer of such contracts cannot occur on any particular day, and any circumstances preventing such transfer continues so that the Link is suspended or terminated, any such contract made between us during any such period shall remain as an undischarged contract in the terms of a Linked LIFFE Contract, subject to the Rules of LIFFE and the Regulations of LCH as from time to time in force, and shall be performed in accordance with its terms or may be closed out or otherwise discharged, in accordance with the Rules and any agreement reached between us.

PROVISIONS  RELATING  TO INWARD  TRANSFERS  OF LINKED  PARTICIPATING  EXCHANGE
CONTRACTS

3.8   TRANSFER

      In respect of each contract in the terms of a Linked Participating Exchange Contract made between us which is intended for transfer through the relevant Link, rights and obligations under such contract, save for outstanding obligations with respect to fees or margin and any other rights or obligations referred to in the Rules of the Participating Exchange, shall be discharged upon confirmation by LCH of receipt of trade/position details from the Participating Exchange and there shall arise simultaneously a contract in the terms of a LIFFE Contract between us. The LIFFE Contract shall be subject to the Rules of LIFFE and the General Regulations and Default Rules of LCH.

3.9   DELAYED TRANSFER

      In the event that, on any Participating Exchange trading day, the relevant Participating Exchange is unable for whatever reason to transmit details of all contracts in the terms of a Linked Participating Exchange Contract, or LCH is unable to receive or acknowledge receipt of all such details, any such contract made between us on that Participating Exchange on that day shall remain an undischarged contract in the terms of a Linked Participating Exchange Contract (but without prejudice to any default provisions agreed between us which might be operated to discharge such contract), subject to the rules of the Participating Exchange as from time to time in force, until such time as transfer can be achieved.

3.10  IMPOSSIBILITY OF TRANSFER

      If it is not possible for whatever reason for details of contracts in the terms of a Linked Participating Exchange Contract to be transmitted by the relevant Participating Exchange, or for LCH to receive or acknowledge receipt of all such details, so that transfer of such contracts cannot occur on any particular day, and any circumstance preventing such transfer continues so that the Link is suspended or terminated, any such contract made between us on that Participating Exchange during that period shall remain as an undischarged contract in the terms of a Linked Participating Exchange Contract, subject to the rules of the Participating Exchange as from time to time in force and shall be performed in accordance with its terms or may be closed out or otherwise discharged in accordance with the Rules and any agreement reached between us.

                                   PART THREE
                         NON-PRIVATE CUSTOMER DOCUMENTS
                          (EXCHANGE-TRADED DERIVATIVES)
                               CUSTOMER SIGNATURES

To:   Morgan Stanley & Co. International Limited
      Morgan Stanley Securities Limited

The undersigned agrees to the terms of the Non-Private Customer Agreement (Exchange-traded Derivatives) including without limitation, the indemnities, exclusions and restrictions of duties and liabilities in your favour therein and any additional enclosures, all of which we have read and understood.

Date:
                           ----------------------    ----------------------

Signed:
                           ----------------------    ----------------------

Name(s):
                           ----------------------    ----------------------
Print

Authorised Signatory(ies)
for and on behalf of
                           ----------------------    ----------------------
                            Print Name of Client (Non-Private Customer)

All notices or other documents pursuant to this booklet shall be served at the following address:

Address:




For the attention of:

Telex and Answerback:

Fax:

Corporate Registered Office
(if different from above)

                     CUSTOMERS DOMICILED IN LUXEMBOURG ONLY

I/We confirm that I/we specifically and expressly consent to Clause 9, 21, 22, 23, 32, 33, 34, 39, 40 and 42 of the above Agreement for the purposes of Article 1135-1 of the Civil Code and Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters signed in Brussels on 27th September 1968.

Signed:

                        THIRD PARTY TRADING AUTHORISATION

THIS DOCUMENT SHOULD BE COMPLETED ONLY BY CUSTOMERS WHO HAVE SIGNED THE CUSTOMER SIGNATURE PAGES BUT WHO WISH TO DELEGATE AUTHORITY TO AN INVESTMENT ADVISOR, INVESTMENT MANAGER OR OTHER THIRD PARTY.

To:   Morgan Stanley & Co. International Limited
      Morgan Stanley Securities Limited

Dear Sirs
I/We refer to the Non-Private Customer Agreement (Exchange-traded Derivatives) set out on the preceding pages of this booklet which is supplemented hereby. Terms used herein have the same meanings as ascribed to them in the Agreement and any customer documents referred to therein.

I/We hereby authorise the individual or organisation named as agent (in the "Agent's Details" section below) and hereinafter referred to as the "Agent" as my/our agent to purchase, sell and trade generally in, exercise, and otherwise enter into and carry out transactions and give other instructions relating to financial and commodity futures, options and contracts for differences (and any related transactions including without limitation, foreign exchange transactions to facilitate any of the foregoing), on margin or otherwise, for my/our account and risk and in my/our name or number on your books, including trades which will or may result in me/us having short position in any such investment. I/We authorise you to accept and act on:

      (a) any and all orders and instructions received in connection with such transactions; and

      (b) any other instructions of the Agent in any respect concerning my/our account(s) with you (including, without limitation, delivering or otherwise as the Agent may order or direct, and whether or not any such delivery or other transfer is to be made against payment, or any such payment is to be made against delivery or other transfer).

In all matters or things mentioned above or otherwise concerning or incidental to any of my/our account(s) with you, the Agent is authorised to act for me/us and in my/our behalf in the same manner and with the same effect as I/we myself/ourselves might or could do. The Agent may from time to time appoint (in writing, effective upon receipt thereof by you) individuals to sign documents and give instructions pursuant to this authorisation.

I/We acknowledge that any Transaction entered into by the Agent pursuant to the above authority will be governed by the customer documents and that I/we shall have all the rights and obligations in respect thereof as are contained in the customer and, without prejudice to the generality of the foregoing, I/we shall indemnify you and hold you harmless from, and pay you promptly on demand, any and all losses, costs, expenses, damages and liabilities whatsoever (including consequential and special damage) arising directly or indirectly from any such Transaction or debt balances due thereon.

This authorisation and indemnity is in addition to, and in no way limits or restricts, any rights which may have under the customer documents and any other agreement or agreements entered between us.

I/We acknowledge that neither you nor any of your associates nor any of your or their directors, offices or employees will be liable for any loss howsoever suffered by me/us pursuant to this authorisation unless loss arises from your negligence, bad faith, wilful default, or fraud. I/We have carefully examined the provisions of the documents by which I/we have given trading authority or control over my/our account(s) to the Agent and understand fully the obligations which I/we have assumed by executing that document. I/We understand that neither you nor any of your associates are in any way responsible for any loss to me/us occasioned by the actions of the Agent, and you do not, by implication or otherwise, endorse the operating methods of the Agent. We further understand that to the extent that we now or hereafter give to the Agent authority to exercise any of my/our account(s) I/we do so at my/our own risk.

This authorisation may be terminated by me/us at any time with effect from actual receipt by you of written notice of termination. Termination of this authorisation shall not affect any liability resulting from transactions initiated prior to such termination. This authorisation and indemnity shall inure to your benefit and that of your successors and assigns.

Yours faithfully

Signed:
          ----------------------    ----------------------

AGENT'S DETAILS (PLEASE PRINT)

Name of Agent:        ----------------------------

Address of Agent:     ----------------------------

Telephone:            ----------------------------

Telex and Answerback: ----------------------------

Fax:                  ----------------------------

                        CERTIFICATES OF AUTHORITY TO DEAL
                      FOR USE BY COMPANIES AND PARTNERSHIPS

Certificate of Company Secretary/Authorised Partner*

Extracts    from   the    Minutes    of   the    Meeting   of   the   Board   of
Directors/Partners/Management    Comimttee*    of    ___________________    (the
"Company/Partnership") held at ______________ on _______________ 19___

IT WAS RESOLVED THAT:
(1) the Company/Partnership* is by its Memorandum and Articles of Association/Partnership Agreement/constitutional documents* empowered to trade in financial and commodity futures, options and contracts for differences ("investments") and to enter into and perform the Non-Private Customer Agreement between the Company and Morgan Stanley & Co. International Limited and Morgan Stanley Securities Limited concerning investment and dealing and related services (including such transactions in such investments);

(2)+ trading or dealing in financial and commodity futures, options and contracts for differences and/or other investments pursuant to the Non-Private Customer Agreement would be carrying on the ordinary business of the Partnership;

(2/3*)      any one/two* of the  undermentioned  designated  persons be hereby authorised, on behalf of the Company/Partnership*

      (a)   to accept and sign the Non-Private Customer Agreement;

      (b) to sign all documents in connection with, and give all instructions relating to, trading in investments and otherwise howsoever under the pursuant to the Non-Private Customer Agreement; and

      (c) to delegate authority to one or more persons to sign any documents, give any instructions and do anything else permitted to be signed, given or done by such designated person.

                               DESIGNATED PERSONS

                    Name              Position            Signature




I certify that the above is a true extract from the Minutes of a duly convened and held meeting of the Board of Directors/Partners/Management Committee* of the Company/Partnership*

      Signed:

      Name:

      Title:      Secretary/Director/Authorised Partner*

      Date:

-----------------------
* Delete as appropriate
+ Partnerships


Note: Companies  incorporated outside the UK, British Dependent  Territories and
      Commonwealth may, instead of extract minutes comprising a director's resolution, provide a certificate signed by a duly authorised officer of the Company (and showing the officer's name and title) and comprising both paragraphs (1) and (2) as applicable to companies but preceded by the words "This is to certify that".


      Corporate general partners of a limited partnership should provide a certificate as a company but including appropriate additional references to the partnership (including paragraph 2 for partnerships).

                             CERTIFICATE OF TRUSTEES
                              (FOR USE BY TRUSTEES)

Extracts from the Minutes of a Meeting of the trustees of
-----------------------------------------------
(the "Trust") held at ___________________ on _________________ 19___

IT WAS RESOLVED THAT all the Trustees accept and authorise the signature on behalf of each of them of the Non-Private Customer Agreement between the Trustees and Morgan Stanley & Co. International Limited and Morgan Stanley Securities Limited concerning transactions in financial and commodity futures, options and contracts for difference and that, in connection therewith:

(1) The Trustees, after taking legal advice, were satisfied that they were empowered by the Trust Deed(s) constituting the Trust to enter into and perform the Non-Private Customer Agreement and all liabilities and obligations attaching to the "Private Customer" (as defined) thereunder;

(2) The exercise of all rights and privileges of the "Non-Private Customer" (as so defined) under the Non-Private Customer Agreement would be carried out only in accordance with the said powers contained in the Trust Deed(s) constituting the Trust and in particular after obtaining all proper and requisite investment advice;

(3) The Trustees were satisfied that they were empowered by the said Trust Deed(s) to delegate the requisite powers and pursuant to that power any one/two* of the undermentioned persons be hereby authorised, on behalf of the Trustees:

      (a)   to sign the  Non-Private  Customer  Agreement  and all  documents in
            connection  with,  and  give  all  instructions   relating  to,  the
            Non-Private Customer Agreement; and

      (b) to delegate authority to one or more persons to sign any documents, give any instructions and do anything else permitted to be signed, given or done by such designated person;

                               DESIGNATED PERSONS

                    Name              Position            Signature





(4) The Trustees would give to Morgan Stanley & Co. International Limited and Morgan Stanley Securities Limited written notice in the terms of sub-paragraph (3) above each time there was an alteration in the persons authorised as referred to in such sub-paragraph.

I certify that the above is a true extract from the Minutes of a duly convened and held meeting of all the Trustees of the Trust.

Signed:     ------------------------    ------------------------

Name:       ------------------------    ------------------------

Title:      Chairman of the Trustees/Authorised Trustee*

            ------------------------    ------------------------

Date:       ------------------------    ------------------------



-------------------
* Delete as appropriate